SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Thematic Fund VIP (Effective on or about May 1, 2013: DWS Global Growth VIP)

Effective on or about May 1, 2013, DWS Global Thematic VIP will change its name to DWS Global Growth VIP.

Effective on or about May 1, 2013, Global Thematic Partners, LLC (”GTP”) will no longer serve as subadvisor to the fund. All references to GTP are hereby deleted.

Effective on or about May 1, 2013, the following sections of the summary prospectuses are supplemented as follows:

The following information replaces the existing disclosure contained in the ”PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectuses:

Main Investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be ”blue chip” companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The fund can invest in companies of any size and from any country, including countries with emerging economies. The fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a global small cap growth sleeve. The fund’s global growth sleeve will typically consist of approximately 60 to 80 companies that are diversified across the growth spectrum; including early stage, core growth, and established growth companies. The fund’s global small cap growth sleeve will generally invest in small and mid cap global growth companies and will typically consist of approximately 100 to 120 companies.

The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants. The fund may also invest up to 5% of total assets in junk bonds.

Management process. Portfolio management allocates the fund’s assets among a global growth sleeve and a global small cap growth sleeve.

Portfolio management for the global growth sleeve aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

Portfolio management for the global small cap growth sleeve uses a combination of analytical disciplines:

■
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

■
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to appropriate benchmarks. Portfolio management will normally sell a stock when it believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.

Derivatives. Portfolio management generally may use options and futures contracts, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular

January 14, 2013 PROSTKR-209

 asset class or to keep cash on hand to meet shareholder redemptions.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

The following information supplements the existing disclosure under the ”MAIN RISKS” section of the fund’s summary prospectus:

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the fund’s summary prospectuses.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)
Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Reid Galas, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Nils E. Ernst, PhD, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Martin Berberich, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Sebastian P. Werner, PhD, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

January 14, 2013 PROSTKR-209

2